Exhibit 99.2 2ND QUARTER 2025

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21 2nd Quarter Highlights 1Consolidated Adjusted EBITDA is equal to SaaS Adjusted EBITDA and Marketing Services Adjusted EBITDA. See the Appendix for a reconciliation to Net income (loss). 2 Equal to adjusted EBITDA divided by revenue. 2nd Quarter $ in thousands 2025 2024 YoY% SaaS Revenue $115,005 $77,794 47.8% Adjusted EBITDA1 23,393 10,165 Adjusted EBITDA Margin2 20.3% 13.1% Marketing Services Revenue $95,465 $146,290 (34.7)% Adjusted EBITDA1 27,839 49,149 Adjusted EBITDA Margin2 29.2% 33.6% Consolidated Revenue $210,470 $224,084 (6.1)% Net Income 13,931 5,548 Net Income Margin 6.6% 2.5% Adjusted EBITDA1 51,232 59,314 Adjusted EBITDA Margin2 24.3% 26.5%

22 FINANCIAL REVIEW Q2 SaaS Highlights +48% YoY +25% YoY $352 $90M +13% YoY Revenue Subscribers ARPU ThryvPay TPVSeasoned Net Revenue Retention (NRR) 74.0% +430 bps YoY 103% +900 bps YoY Adjusted Gross Margin(1) Results are inclusive of the Keap acquisition made on October 31, 2024, with the exception of NRR and ThryvPay TPV. (1) See Appendix for a reconciliation of Gross Margin to Adjusted Gross Margin.

23 SaaS Highlights F I N A N C I A L R E V I E W Revenue $77.8 $115.0 Q2-24 Q2-25 Adjusted EBITDA $10.2 $23.4 Q2-24 Q2-25 Adjusted Gross Margin 69.7% 74.0% Q2-24 Q2-25 ($ in millions) Results are inclusive of the Keap acquisition made on October 31, 2024. (1) See Appendix for a reconciliation of Gross Margin to Adjusted Gross Margin. ($ in millions)

24 (1) (1) Denotes customers with paid products. Excludes 14,000 clients from the Keap acquisition made on October 31, 2024.

25 Total SaaS and Local Sales Generated inclusive of results from the Keap acquisition. Q2 SaaS ARPU: Total $352, Thryv $340, Keap $431. (1) Thryv Initiated Upgrades refers to upgrades to the SaaS platform initiated by Thryv for selected Marketing Services products at no additional base cost to the converted customers.

26 $30.6 $33.7 $35.9 $37.3 $38.5 $40.7 $44.9 $51.6 $50.9 $54.2 $62.9 $79.2 $81.5 $85.1 $48.2 $52.2 $56.6 $59.3 $59.9 $62.5 $67.4 $74.0 $74.3 $77.8 $87.1 $104.3 $111.1 $115.0 63.4% 64.5% 63.5% 62.8% 64.2% 65.1% 66.6% 69.7% 68.4% 69.7% 72.2% 75.9% 73.3% 74.0% SaaS Adjusted Gross Profit SaaS Revenue SaaS Adj. Gross Margin Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 F I N A N C I A L R E V I E W Released Q2 2019 Released on Restricted Sale Q4 2022 Released For General Availability *Command Center was in beta until December 2023. Multi-center Platform Improving Profitability

27 Results are inclusive of the Keap acquisition made on October 31, 2024. The SaaS percentage of revenue may fluctuate due to the timing of revenue recognized from Marketing Services print publications, which are recognized upfront for the full 24-month contract in accordance with ASC 606. However, SaaS continues to account for the clear majority of total revenue and is expected to remain the dominant source going forward.

28 Q2-25 Q2-24 Marketing Services Billings (millions)(1)(3) $78.4 $125.5 YoY % (38)% (28)% BILLINGS (YoY%) (19)% (17)% (20)% (17)% (19)% (22)% (19)% (23)% (24)% (28)% (35)% (40)% (42)% (38)% 21% 20% 24% 25% 24% 20% 13% 22% 22% 24% 32% 43% 51% 46% (14)% (12)% (13)% (9)% (12)% (14)% (12)% (12)% (12)% (14)% (16)% (13)% (10)% (6)% Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Total Company Billings F I N A N C I A L R E V I E W Q2-25 Q2-24 SaaS Billings (millions)(1)(2) $113.4 $77.8 YoY % 46% 24% Q2-25 Q2-24 Total Company Billings (millions)(1)(2) $191.8 $203.3 YoY % (6)% (14)% (1) Billings differ from revenue due to timing of revenue recognition. See footnote 3 in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 for additional information. (2) SaaS and Total Company Billings includes the effects of the Keap acquisition made on October 31, 2024. (3) Marketing Services Billings excludes Vivial Holdings run-off products. Figures may not foot due to rounding

29 Q3-Q4 and FY 2025 Outlook (in millions, USD) Q3 2025 Q4 2025 FY 2025 MANAGEMENT COMMENTARY MARKETING SERVICES REVENUE $84.0 to $85.0 $73.0 to $74.0 $323.0 to $325.0 • Company expects FY-25 MS revenue decline of ~32% to ~33% Adjusted EBITDA $22.0 to $23.0 $18.5 to $19.5 $78.5 to $80.5 • Company expects MS EBITDA margins in the mid-twenties for FY-25 (in millions, USD) Q3 2025 FY 2025 MANAGEMENT COMMENTARY SAAS REVENUE $116.0 to $117.0 $460.0 to $465.0 • Company expects FY-25 increase of 34% to 35%. Adjusted EBITDA $18.5 to $19.5 $70.5 to $73.5 • Company expects SaaS EBITDA margins in the mid-teens for FY-25

31 APPENDIX Non-GAAP Financial Reconciliation *Figures may not foot due to rounding. (in thousands) Q1-24 Q2-24 Q3-24 Q4-24 FY24 Q1-25 Q2-25 YTD25 Net Income (Loss) $ 8,424 $ 5,548 $ (96,071) $ 7,883 $ (74,216) $ (9,618) $ 13,931 $ 4,313 Interest expense 13,359 12,175 11,514 9,723 46,771 9,073 8,952 18,025 Depreciation and amortization expense 14,553 14,072 12,519 11,645 52,789 11,516 10,191 21,707 Stock-based compensation expense 5,289 6,353 6,011 6,465 24,118 7,737 6,008 13,745 Restructuring and integration expenses 5,265 7,553 4,861 15,018 32,697 4,682 5,493 10,175 Income tax expense (benefit) 5,397 6,618 (5,375) 1,578 8,218 (2,865) 8,436 5,571 Transaction costs — — 1,706 3,439 5,145 — — — Other components of net periodic pension cost (benefit) 1,581 1,581 1,581 (29,549) (24,806) 768 778 1,546 Loss on early extinguishment of debt — 6,638 — — 6,638 — — — Impairment charges — — 83,094 — 83,094 — — — Other 246 (1,224) (217) 3,178 1,983 (392) (2,557) (2,949) Adjusted EBITDA $ 54,114 $ 59,314 $ 19,623 $ 29,380 $ 162,431 $ 20,901 $ 51,232 $ 72,133

32 APPENDIX Three Months Ended June 30, (in thousands) 2025 2024 Segment Revenue $ 115,005 $ 77,794 Less: Segment cost of services 29,884 23,552 Segment sales and marketing 39,581 32,021 Segment general and administrative 22,147 12,056 Segment Adjusted EBITDA $ 23,393 $ 10,165 SaaS Segment Adjusted EBITDA Calculation Six Months Ended June 30, (in thousands) 2025 2024 Segment Revenue $ 226,134 $ 152,116 Less: Segment cost of services 59,560 47,016 Segment sales and marketing 85,381 67,052 Segment general and administrative 46,985 24,448 Segment Adjusted EBITDA $ 34,208 $ 13,600

33 Reconciliation of Adjusted Gross Profit to Gross Profit APPENDIX Three Months Ended June 30, 2025 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 82,911 $ 63,709 $ 146,620 Plus: Depreciation and amortization expense 2,118 1,754 3,872 Stock-based compensation expense 93 73 166 Adjusted Gross Profit $ 85,122 $ 65,536 $ 150,658 Gross Margin 72.1% 66.7% 69.7 % Adjusted Gross Margin 74.0% 68.6% 71.6 % Three Months Ended June 30, 2024 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 52,289 $ 96,299 $ 148,588 Plus: Depreciation and amortization expense 1,877 3,989 5,866 Stock-based compensation expense 76 98 174 Adjusted Gross Profit $ 54,242 $ 100,386 $ 154,628 Gross Margin 67.2% 65.8% 66.3 % Adjusted Gross Margin 69.7% 68.6% 69.0 % Non-GAAP Financial Reconciliation

34 Reconciliation of Adjusted Gross Profit to Gross Profit APPENDIX Non-GAAP Financial Reconciliation Six Months Ended June 30, 2025 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 161,681 $ 104,227 $ 265,908 Plus: Depreciation and amortization expense 4,716 3,381 8,097 Stock-based compensation expense 177 142 319 Adjusted Gross Profit $ 166,574 $ 107,750 $ 274,324 Gross Margin 71.5% 62.9% 67.9 % Adjusted Gross Margin 73.7% 65.0% 70.0 % Six Months Ended June 30, 2024 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 101,384 $ 200,845 $ 302,229 Plus: Depreciation and amortization expense 3,581 8,061 11,642 Stock-based compensation expense 136 211 347 Adjusted Gross Profit $ 105,101 $ 209,117 $ 314,218 Gross Margin 66.6% 65.7% 66.0 % Adjusted Gross Margin 69.1% 68.4% 68.7%

35 APPENDIX Supplemental Financial Information The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin for our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. The supplement financial information also provides Free cash flow, which is a non-GAAP financial measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the reconciliation of these non-GAAP financial measures to the corresponding GAAP financial measures presented in the supplemental financial information or under the heading Non-GAAP Financial Reconciliation. We believe that these non-GAAP financial measures provide useful information about our global SaaS and Marketing Services financial performance, enhance the overall understanding of our global SaaS and Marketing Services past financial performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods. Three Months Ended June 30, 2025 (in thousands) SaaS Marketing Services Total Revenue $ 115,005 $ 95,465 $ 210,470 Adjusted EBITDA 23,393 27,839 51,232 Adjusted EBITDA Margin 20.3% 29.2% 24.3 % Three Months Ended June 30, (in thousands) 2025 2024 Net cash provided by operating activities $ 29,556 $ 22,222 Additions to fixed assets and capitalized software (7,770) (8,952) Free cash flow $ 21,786 $ 13,270 Three Months Ended June 30, 2024 (in thousands) SaaS Marketing Services Total Revenue $ 77,794 $ 146,290 $ 224,084 Adjusted EBITDA 10,165 49,149 59,314 Adjusted EBITDA Margin 13.1% 33.6% 26.5%

36 APPENDIX Six Months Ended June 30, (in thousands) 2025 2024 Net cash provided by operating activities $ 19,075 $ 27,660 Additions to fixed assets and capitalized software (14,855) (16,230) Free cash flow $ 4,220 $ 11,430 Supplemental Financial Information Six Months Ended June 30, 2025 (in thousands) SaaS Marketing Services Total Revenue $ 226,134 $ 165,707 $ 391,841 Adjusted EBITDA 34,208 37,925 72,133 Adjusted EBITDA Margin 15.1% 22.9% 18.4 % Six Months Ended June 30, 2024 (in thousands) SaaS Marketing Services Total Revenue $ 152,116 $ 305,592 $ 457,708 Adjusted EBITDA 13,600 99,828 113,428 Adjusted EBITDA Margin 8.9% 32.7% 24.8 % The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin for our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. The supplement financial information also provides Free cash flow, which is a non-GAAP financial measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the reconciliation of these non-GAAP financial measures to the corresponding GAAP financial measures presented in the supplemental financial information or under the heading Non-GAAP Financial Reconciliation. We believe that these non-GAAP financial measures provide useful information about our global SaaS and Marketing Services financial performance, enhance the overall understanding of our global SaaS and Marketing Services past financial performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods.

37 1Unbilled receivables represent print revenue earned but not yet invoiced and are expected to result in future cash collections as clients are billed under contract terms. Per ASC 606 accounting policy, print revenue is recognized upfront at the time of shipment.

38 APPENDIX Definitions Definitions of key terms used in this presentation are as follows: • SaaS revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Marketing Services revenue consists of SaaS revenue recognized by our domestic and foreign operations. • SaaS Adjusted EBITDA1 consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Marketing Services1 Adjusted EBITDA consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Adjusted EBITDA2: Defined as Net income (loss) plus Interest expense, Income tax expense (benefit), Depreciation and amortization expense, Loss on early extinguishment of debt, Restructuring and integration expenses, Transaction costs, Stock-based compensation expense, and non-operating expenses, such as, Other components of net periodic pension (benefit) cost, Non-cash (gain) loss from remeasurement of indemnification asset, and certain unusual and non-recurring charges that might have been incurred. • Adjusted Gross Profit and Adjusted Gross Profit Margin2: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense. • Average Revenue per Unit (“ARPU”): Defined as total client billings for a particular month divided by the number of clients that have one or more revenue-generating solutions in that same month • Seasoned Net Revenue Retention: Seasoned Net Revenue Retention is defined as net dollar retention excluding clients acquired over the previous 12 months, including clients acquired in the Keap acquisition, which closed on October 31, 2024. Revenue added to the SaaS segment as a result of the conversion of a Marketing Services product to a SaaS product is included in the calculation of Seasoned Net Revenue Retention for any client who, at the time Thryv converted a Marketing Services product to a SaaS product for that client, already had at least one SaaS product for at least one year. The revenue associated with the products upgraded by Thryv to SaaS for these clients increases SaaS revenue and Seasoned NRR at the time of conversion. 1The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. 2Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income (loss) and Adjusted Gross Profit to Gross profit. Both Net income (loss) and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.